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EXHIBIT 99.1

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. Section 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 14, 2002                     /s/ Eric H. Paulson
                                             -----------------------------------
                                             Eric H. Paulson
                                             Chairman of the Board,
                                             President and
                                             Chief Executive Officer


Date:  November 14, 2002                     /s/ James Gilbertson
                                             -----------------------------------
                                             James Gilbertson
                                             Vice President and
                                             Chief Financial Officer